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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2003


                             PATRON HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           NEVADA                         0-25675                88-0346441
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



212 WEST KINZIE STREET, CHICAGO, ILLINOIS                           60610
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (312) 493-2171


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Patron Holdings, Inc. announced in a press release dated January 22, 2003 that it has signed a memorandum of understanding (MOU) with TELSECURE (UK) LTD, a company pursuing wireless business application development for several service providers and financial services institutions across Europe and Asia. Under the terms of the MOU, Patron will develop an information security platform and broad-based suite of security products to support TELSECURE's wireless business application development project.

In addition to this software development project, TELSECURE has agreed to provide Patron with a 5-year, 20% net profit royalty on all business applications sold using Patron's security applications. Patron will also retain exclusive rights to market the jointly developed wireless business applications in North America for a period of 10 years. TELSECURE will receive a 20% net profit royalty on products sold in North America.

Patron Holdings, Inc. also announced in a press release dated January 24, 2003 that the transactions with TrustWave Corp. and Entelagent Software Corp. are proceeding to close in the first quarter of 2003.

TrustWave was formed in 1995 by Joseph Patanella, an eighteen year veteran of the National Security Agency (NSA). TrustWave provides Enterprise Information Assurance services and solutions to a wide range of corporate, educational, and government clients. Recently, TrustWave announced an agreement with First Data Corp. to conduct security compliance audits and periodic, ongoing remote intrusion testing via TrustKeeper(R) under FDC's eWatch program. Primarily, the program will focus on FDC's e-merchants and supercedes traditional network vulnerability testing by checking for weaknesses in e-commerce specific applications, shopping carts and databases.

The TrustKeeper(R) product can also be used to ensure HIPAA and GLBA compliance in the healthcare and financial industries, as well as a company's proprietary information security policies.

In addition to TrustWave, Patron has announced an agreement to acquire
Entelagent Software Corp. Entelagent provides enterprise-wide solutions for optimizing real-time electronic mail surveillance, pre and post-event review of email and attachments, archiving, and policy management. The core of the Entelagent architecture is SAMS Online(R) a scalable, full-function email gateway server that is hardware, operating system, email system and network independent.
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Entelagent has quickly become the leading email content monitoring and archiving software to the financial services industry including global customers such as:
Goldman-Sachs, Mellon Bank, Nomura Securities, Daiwa Securities America and Edward Jones & Company.

On January 22 and 24, 2003, the Registrant issued two press releases making these announcements. They are attached as Exhibit 99.1 and 99.2, respectively.

                                     *****

The statements made in this Current Report on Form 8-K contain forward-looking statements and are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, the ability to complete the proposed financing, the ability to complete the proposed reincorporation merger or any proposed acquisitions, the ability of the Registrant or Patron Systems to execute effectively its business plan, the ability of the Registrant to generate revenue under business development agreements, changes in the market for information security solutions, changes in market activity, anticipated increases in customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Statements made in this document that are not purely historical are forward-looking statements, including any statements as to beliefs, plans, expectations, or intentions regarding the future. The Registrant assumes no obligation to update information concerning its expectations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number       Description of Exhibit
--------     ----------------------
99.1         Press Release of Patron Holdings, Inc. issued on January 22, 2003.
99.2         Press Release of Patron Holdings, Inc. issued on January 24, 2003.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PATRON HOLDINGS, INC.

                                                By: /s/ MARIE MEISENBACH GRAUL
                                                    ----------------------------
                                                    Marie Meisenbach Graul
                                                    Chief Financial Officer
Date:    January 24, 2003